Acquisitions	3 Months Ended
Mar. 31, 2021
Business Combinations [Abstract]
Acquisitions
16.	Acquisitions

BusinessPhone Asset Acquisition

On February 5, 2021, the Company entered into a Unit Purchase Agreement (the “Acquisition Agreement”) with the shareholders of Engage Holdings, LLC (d/b/a “BusinessPhone.com”), a reseller of enterprise-grade Cloud Contact Center and Voice Over Internet Protocol (“VOIP”) telephony solutions, for the purchase of the entire share capital of BusinessPhone. The total consideration transferred is contingent upon the Company’s earnout revenue set forth in the Acquisition Agreement, up to a maximum cash consideration of $7.0 million that is due by September 2021. Before the acquisition, BusinessPhone has been owned by IQ Ventures, which sold SpeechIQ LLC to LiveVox on December 16, 2019. In connection with the acquisition of BusinessPhone, the $1.1 million holdback related to the acquisition of SpeechIQ LLC was released, net of holdback adjustments. We completed this acquisition primarily to obtain access to BusinessPhone’s knowledge and Unified Communications as a Service expertise.

In accordance with ASC 805, Business Combinations, we determined that substantially all of fair value of the gross assets acquired was concentrated in a single identifiable asset, which was customer relationship. Accordingly, the acquired set of assets and activities did not meet the definition of a business. As a result, we accounted for the acquisition of BusinessPhone as an asset acquisition as opposed to a business combination and allocated the cost of asset acquisition, including transaction costs, to identifiable assets acquired and liabilities assumed based on a relative fair value basis.

As of the acquisition date, the total cost of the asset acquisition amounted to $7.0 million, of which $6.0 million of contingent consideration was not paid to BusinessPhone’s shareholders. The Company determined that the contingent consideration was not subject to derivative accounting. As a result, we allocated the excess fair value of the net assets acquired over the initial consideration transferred to the identifiable net assets (excluding non-qualifying assets) based on their relative fair values on the acquisition date. The fair value of identifiable intangible assets acquired was based on estimates and assumptions made by management using the income, market and cost approaches. The following tables present the total cost of the asset acquisition and the allocation to the assets acquired and liabilities assumed based upon their relative fair value at the acquisition date (in thousands):

Amount
Cost of the asset acquisition
Base purchase price	$750
Contingent consideration	5,969
Direct transaction costs	284

Total cost of the asset acquisition	$7,003

Assets acquired
Cash and cash equivalents	$784
Restricted cash	826
Accounts receivable, net	696
Deposits and other	78
Property and equipment, net	76
Intangible assets, net:
Customer relationship	5,600
Acquired workforce	380

Total assets acquired	8,440

Liabilities assumed
Accounts payable	439
Accrued expenses and other	182
Short-term debt	816

Total liabilities assumed	1,437

Net identifiable assets acquired	$7,003

The identified intangible assets acquired as part of this asset acquisition were customer relationship and acquired workforce at their allocated cost of $5.6 million and $0.4 million, respectively with their estimated useful lives of 10 years and 10 years, respectively. Intangible asset is amortized on a straight-line basis.

We determined that as of March 31, 2021, the contingent consideration is not probable and estimable, and therefore there has been no adjustment to the amount of contingent consideration liability recognized and the cost basis of assets acquired and liabilities assumed. The Company will continue to monitor the contingent consideration at each reporting period.